FIRST AMENDMENT

FIRST AMENDMENT, dated as of August 21, 2015 (this “Amendment”), to the Credit Agreement, dated as of September 25, 2012 (the “Credit Agreement”), among DR PEPPER SNAPPLE GROUP, INC., a Delaware corporation (the “Borrower”), the LENDERS and ISSUING BANKS from time to time party thereto (the “Lenders”), the several agents parties thereto and JPMORGAN CHASE BANK, N.A., as administrative agent (the “Administrative Agent”).

W I T N E S S E T H:

WHEREAS, the Borrower has requested, and the Required Lenders and the Administrative Agent have agreed, upon the terms and subject to the conditions set forth herein, that the Credit Agreement shall be amended as set forth herein;

NOW, THEREFORE, the parties hereto hereby agree as follows:

SECTION 1. Defined Terms. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

SECTION 2. Amendments. Section 1.01 of the Credit Agreement is hereby amended by deleting the definition of “Change in Control” and substituting in lieu thereof the following:

“Change in Control” means (a) the acquisition of ownership, directly or indirectly, beneficially or of record, by any Person or group (within the meaning of the Exchange Act and the rules of the SEC thereunder as in effect on the date hereof), of Stock representing more than 35% of the aggregate ordinary voting power represented by the issued and outstanding Stock of the Borrower or (b) occupation of a majority of the seats (other than vacant seats) on the board of directors of the Borrower by Persons who were neither (i) nominated, appointed or approved by the board of directors of the Borrower, nor (ii) nominated, appointed or approved by directors so nominated, appointed or approved.

SECTION 3. Conditions to Effectiveness. This Amendment shall become effective on the date (the “Amendment Effective Date”) on which the Administrative Agent shall have received a counterpart of this Amendment, executed and delivered by a duly authorized officer of the Borrower and the Required Lenders.

SECTION 4. Effect on the Loan Documents. (a) Except as specifically amended or waived herein, all Loan Documents shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. The Borrower hereby agrees, with respect to each Loan Document to which it is a party, that: (i) all of its obligations, liabilities and indebtedness under such Loan Document shall remain in full force and effect on a continuous basis after giving effect to this Amendment and (ii) all of the Liens and security interests created and arising under such Loan Document shall remain in full force and effect on a continuous basis, and the perfected status and priority of each such Lien and security interest continues in full force and effect on a continuous basis, unimpaired, uninterrupted and undischarged, after giving effect to this Amendment, as collateral security for its obligations, liabilities and indebtedness under the Credit Agreement.

(b) Except as specifically provided herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

(c) The Borrower and the other parties hereto acknowledge and agree that this Amendment shall constitute a Loan Document.

SECTION 5. Expenses. The Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable out-of-pocket costs and expenses incurred in connection with this Amendment and any other documents prepared in connection herewith, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

SECTION 6. Representations and Warranties. The Borrower hereby represents and warrants that on the date hereof (a) each of the representations and warranties made by any Loan Party in or pursuant to the Loan Documents is true and correct in all material respects (UprovidedU that if any representation or warranty is by its terms qualified by materiality, such representation is true and correct in all respects) on and as of the Amendment Effective Date as if made on and as of the Amendment Effective Date, except to the extent that any such representation or warranty is stated to relate solely to an earlier date, in which case such representation or warranty is true and correct on and as of such earlier date and (b) after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

SECTION 7. FATCA. For purposes of determining withholding Taxes imposed under FATCA, from and after the Amendment Effective Date, the Borrower and the Administrative Agent shall treat (and the Lenders hereby authorizes the Administrative Agent to treat) the Credit Agreement (together with any loans or other extensions of credit pursuant thereto) as not qualifying as a “grandfathered obligation” within the meaning of Treasury Regulations Section 1.1471-2(b)(2)(i).

SECTION 8. GOVERNING LAW; WAIVER OF JURY TRIAL. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. EACH PARTY HERETO HEREBY AGREES AS SET FORTH IN SECTIONS 9.09 AND 9.10 OF THE CREDIT AGREEMENT AS IF SUCH SECTIONS WERE SET FORTH IN FULL HEREIN.

SECTION 9. Execution in Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

[Remainder of page intentionally left blank.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

DR PEPPER SNAPPLE GROUP, INC.

By: /s/Martin M. Ellen
Name: Martin M. Ellen
Title: Executive Vice President and
Chief Financial Officer

JPMORGAN CHASE BANK, N.A., as Administrative Agent, a

Lender, as an Issuing Bank and as Swingline Lender

By:/s/Tony Yung
Name: Tony Yung
Title: Executive Director

Bank of America, N.A.

By:/s/James Cuber
Name: James Cuber
Title: Associate

The Bank of Tokyo-Mitsubishi UFJ, Ltd.

By:/s/Harumi Kambarar
Name: Harumi Kambara
Title: Authorized Signatory

Barclays Bank PLC, as a Lender

By:/s/Christopher Lee
Name: Christopher Lee
Title: Vice President

BOKF, NA dba Bank of Texas

(Name of Lender)

By:/s/Amanda J. Austin
Name: Amanda J. Austin
Title: Senior Vice President

BRANCH BANKING AND TRUST COMPANY

By:/s/Sarah Bryson
Name: Sarah Bryson
Title: Vice President

Capital Farm Credit PCA
(Name of Lender)

By:/s/Agustin Arzeno
Name: Agustin Arzeno
Title: VP Sr. Credit Officer

Credit Suisse AG, Cayman Islands Branch,
as a Lender

By:/s/Vipul Dhadda
Name: VIPUL DHADDA
Title: AUTHORIZED SIGNATORY

By:/s/Michaela Kenny
Name: Michaela Kenny
Title: Authorized Signatory

Deutsche Bank AG New York Branch

(Name of Lender)

By:/s/Scott Flieger
Name: Scott Flieger
Title: Managing Director

By:/s/Yvonne Tilden
Name: Yvonne Tilden
Title: Director

GOLDMAN SACHS BANK USA

(Name of Lender)

By:/s/Jamie Minieri
Name: Jamie Minieri
Title: Authorized Signatory

GreenStone Farm Credit Services, ACA/FLCA

By:/s/Alfred S. Compton, Jr.
Name: Alfred S. Compton, Jr.
Title: SVP/Managing Director

HSBC BANK USA, N.A., as a Co-Documentation Agent and

as a Lender

By:/s/Sarah S. Knudsen
Name: Sarah S. Knudsen
Title: Vice President

Morgan Stanley Bank, N.A.

as Lender

By:/s/Lisa Minigh
Name: Lisa Minigh
Title: Authorized Signatory

Cooperatieve Centrale Raiffeisen-Boerenleen Bank,

B.A. “Rabobank Nederland”, New York Branch

By:/s/Pamela Beal
Name: PAMELA BEAL
Title: Executive Director

By:/s/Robert M. Mandula
Name: ROBERT M. MANDULA
Title: Managing Director

UBS AG, Stamford Branch
(Name of Lender)

By:/s/Darlene Arias
Name: Darlene Arias
Title: Director

By:/s/Craig Pearson
Name: Craig Pearson
Title: Associate Director
Banking

Product Services, US

U.S. Bank National Association

By:/s/Michael N. Ryno
Name: Michael N. Ryno
Title: Vice President

WELLS FARGO BANK, N.A.

By:/s/Dana D. Cagle
Name: Dana D. Cagle
Title: Director